UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2011

Mid-Wisconsin Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-18542	06-1169935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

132 West State Street
Medford, Wisconsin 54451
(Address of principal executive offices) (Zip code)

(715) 748-8300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Offers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 29, 2011, the board of directors (the “Board”) of Mid-Wisconsin Financial Services, Inc. (the “Company”) accepted the resignation of Mr. James F. Melvin, a director of the Company, effective August 1, 2011.  Mr. Melvin informed the Board that his decision to retire was based on personal and professional considerations and did not involve any disagreement with the Company.  The Board is currently considering candidates to fill the vacancy created by Mr. Melvin’s resignation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 1, 2011

MID-WISCONSIN FINANCIAL SERVICES, INC.

By:

JAMES F WARSAW

Name:  James F. Warsaw

Title:    President and Chief Executive Officer